UNITED STATES
                                  -------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 16,2005
                                                           ------------

                   Bank of America, National Association (USA)
                   -------------------------------------------
   (as Originator, Transferor and Servicer of the BA Master Credit Card Trust)
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             (Exact name of registrant as specified in its charter)



           United  States  of  America     333-04152-01          86-0645265
           ---------------------------     ------------          ----------
                   (State  or  other     (Commission          (I.R.S.  Employer
                   jurisdiction of          File Number)          Identification
                    incorporation)                                  Number)


                   Bank of America, National Association (USA)
                             1825 East Buckeye Road
                             Phoenix, Arizona 85034
                             ----------------------
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (704) 386-5000
                                                            --------------

     _____________________________________________________________
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligation of the of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


ITEM  8.01  OTHER  EVENTS.

     Pursuant to the Pooling and Servicing Agreement, dated as of July 19, 1996 (as amended, supplemented and modified, the "Pooling and Servicing Agreement") relating to the BA Master Credit Card Trust (the "Trust"), Bank of America,
National Association (USA) ("BANA (USA)"), in its normal course of business as servicer to the Trust, may delegate its servicing functions under the Pooling and Servicing Agreement. On July 16, 2005, BANA (USA) entered into a Delegation of Servicing Agreement with Banc of America Card Servicing Corporation ("BACSC") to delegate all of its obligations and duties as servicer under the Pooling and Servicing Agreement, including the servicing and administering of the credit card receivables in the Trust to BACSC, as subservicer. Despite this delegation, BANA (USA) will remain the servicer, as that term is defined under the Pooling and Servicing Agreement.
     BACSC is an Arizona corporation which was formed on January 7, 2005 in connection with an internal restructuring of the credit card business within Bank of America Corporation. BACSC's activities are primarily related to performing the credit card processing functions for the credit card business within BANA (USA). In connection with the formation of BACSC, the credit card processing functions, the assets relating to those credit card processing functions and the employees performing those credit card processing functions were transferred from BANA (USA) to BACSC. BACSC is an operating subsidiary controlled by BANA (USA); BANA (USA) is regulated primarily by the Office of the Comptroller of the Currency.
     Bank of America Corporation is a multi-bank holding company. Through its subsidiaries, Bank of America Corporation provides diverse banking and other financial services to individuals, businesses and corporate, institutional and governmental clients across the United States and around the world.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits:

          99.1 Delegation of Servicing Agreement dated as of July 16, 2005 between Bank of America, National Association (USA), a national banking association, and Banc of America Card Servicing Corporation, an Arizona corporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                     Bank of America, National Association (USA)
                                         (as Originator, Transferor and Servicer
                                             of the BA Master Credit Card Trust)
                                             -----------------------------------

                                  (Registrant)

Date:  July  16,  2005
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                                                              By:  /s/ Jon Hayes
                                                              ------------------
                                                                Name:  Jon Hayes
                                                         Title:     Vice Present


                                INDEX TO EXHIBITS
                                _________________

                                     Exhibit
Number           Exhibit                                             Page
_______          ______                                              ____

         Delegation of Servicing Agreement dated as of July   4
16, 2005 between Bank  of  America,  National
Association (USA), a national banking association, and Banc of America Card
Servicing  Corporation,  an Arizona  corporation

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